--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                     --------------------------------------

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              October 10, 2000                                    0-21537
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                            PACIFIC BIOMETRICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                           93-1211114
-------------------------------                  -------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                       Identification Number)


                             23120 Alica Parkway, Suite 200
                                 Mission Viejo, CA 92692
                   ---------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)

                                     (949) 455-9724
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

Item 5. Other Events.

The Company has not filed its Form 10-QSB for the period ending March 31, 2000 or its Form 10-KSB for the period ending June 30, 2000. Due to its financial condition, the Company has not been able to replace its Chief Financial Officer following the resignation of Peter Ludlum in December 1999. Recently, the Company filed its Form 10-KSB for the period ending June 30, 1999 and Forms 10-QSB for the periods ending September 30, 1999 and December 31, 1999. Due to lack of availability of Mr. Ludlum and turnover of personnel, the Company has not been able to complete the review of quarterly results required for the filing of the 10-QSB for the period ending March 31, 2000 and the audit of fiscal year 2000, ending June 30, 2000.

The Company is in the process of hiring a consultant to help complete the financial reporting and auditing work so that the necessary forms can be filed with the SEC as soon as possible. It is estimated that this may take up to 60 days.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      not applicable

         (b)      not applicable

         (c)      not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2000              PACIFIC BIOMETRICS, INC.



                                    By: /s/ Paul G. Kanan
                                       -----------------------------------------
                                    Name: Paul G. Kanan
                                    Title: President and Chief Executive Officer

                                       3